EXHIBIT 21.1
Euronet Worldwide, Inc. Subsidiaries
As of December 31, 2009, Euronet’s wholly owned subsidiaries were:
•	EFT Services Holding B.V., incorporated in the Netherlands

•	Euronet Banktechnikai Szolgaltato Kft., incorporated in Hungary

•	Euronet Adminisztracios Szolgaltato Kft., incorporated in Hungary

•	Bankomat 24/Euronet Sp. z o.o., incorporated in Poland

•	EFT-Usluge d o.o., incorporated in Croatia

•	Euronet Services GmbH, incorporated in Germany

•	Euronet Services spol. s.r.o., incorporated in the Czech Republic

•	Euronet Services SRL, incorporated in Romania

•	Euronet USA Inc., incorporated in Arkansas, U.S.A.

•	Euronet Services Slovakia, spol. s r.o., incorporated in Slovakia

•	epay Limited, incorporated in England and Wales

•	e-pay Holdings Limited, incorporated in England and Wales

•	epay Australia Pty Ltd, incorporated in New South Wales, Australia

•	epay Australia Holdings Pty Ltd, incorporated in Victoria, Australia

•	epay New Zealand Ltd, incorporated in New Zealand

•	transact Elektronische Zahlungssysteme GmbH, incorporated in Germany

•	Delta Euronet GmbH, incorporated in Germany

•	PaySpot, Inc., incorporated in Delaware, U.S.A.

•	Euronet Telerecarga. S.L., incorporated in Spain

•	Euronet Payments and Remittance, Inc., incorporated in Delaware, U.S.A.

•	Europlanet d.o.o. Beograd, incorporated in Serbia

•	Euronet Card Services, S.A., incorporated in Greece

•	EWI Foreign Holdings Limited, incorporated in Cyprus

•	Euronet Asia Holdings Limited, incorporated in Hong Kong

•	Euronet Services India Private Limited, incorporated in India

•	Euronet Software UK Limited, incorporated in England and Wales

•	Euronet Ukraine LLC, incorporated in Ukraine

•	Euronet Bulgaria EOOD, incorporated in Bulgaria

•	Euronet Pay and Transaction Services SRL, incorporated in Italy

•	Euronet Business Holdings S.L., incorporated in Spain

•	RIA Spain Holdings S.L., incorporated in Spain

•	Brodos Romania SRL, incorporated in Romania

•	RIA Envia, Inc., incorporated in New York, U.S.A.

•	Continental Exchange Solutions, Inc., incorporated in Delaware, U.S.A.

•	RIA Telecommunications of New York, Inc., incorporated in New York, U.S.A.

•	RIA Envia Financial Services GmbH, incorporated in Germany

•	RIA Financial Services, Ltd., incorporated in England and Wales

•	RIA Telecommunications of Canada, Inc., incorporated in Canada

•	RIA Italia, SRL, incorporated in Italy

•	RIA Financial Services Australia Pty. Ltd., incorporated in Australia

•	Envia Telecomunicaciones, S.A., incorporated in Spain

•	RIA Financial Services Puerto Rico, Inc., incorporated in Puerto Rico

•	RIA de la Hispaniola, C.PorA, incorporated in Dominican Republic

•	RIA France, SAS, incorporated in France

•	RIA Financial Services New Zealand Ltd., incorporated in New Zealand

•	RIA Envia Financial Services Belgium, SPRL, incorporated in Belgium

•	RIA de Centroamérica, S.A. de C.V., incorporated in El Salvador

•	RIA Financial Services AG, incorporated in Switzerland

•	Continental Payment Solutions, Inc., incorporated in California, U.S.A.

•	Omega Logic Ltd., incorporated in England and Wales

•	Euronet Elektronik Islem Hizmetleri Limited Sirketi, incorporated in Turkey

•	Euronet Prepaid Hellas LLC, incorporated in Greece

•	Euronet Payment Services Ltd., incorporated in England and Wales

•	Euronet Payment & Card Services Ltd., incorporated in England and Wales

•	epay France SAS, incorporated in France

•	Mellon Transaction Solutions d.o.o., incorporated in Serbia

•	Gescoro Inc., incorporated in Canada

•	XBA Szolgáltató Kft. , incorporated in Hungary
As of December 31, 2009, Euronet also had shareholdings in the following companies that are not wholly owned:
•	PT G4S Euronet Indonesia, incorporated in Indonesia, of which 47.02% of the shares are owned by EFT Services Holdings B.V.

•	e-pay Malaysia Sdn Bhd, incorporated in Malaysia, of which e-pay Limited owns 40% of the share capital.

•	ATX Software, Ltd., incorporated in England and Wales, of which 51% is owned by Euronet Worldwide, Inc.

•	Euronet Services LLC incorporated in Russia, of which 95% is owned by EFT Services Holdings B.V.

•	Euronet Movilcarga S.L., incorporated in Spain, of which 80% is owned by Euronet Telerecarga S.L.

•	Euronet Middle East W.L.L., incorporated in Bahrain, of which 49% is owned by EFT Services Holdings B.V.

•	Jiayintong (Beijing) Technology Development Co. Ltd. d.b.a. Euronet China, incorporated in the Peoples Republic of China, of which 75% is owned by Euronet Asia Holdings Limited

•	e-pay SRL, incorporated in Italy, of which 51% is owned by Euronet Pay and Transaction Services SRL

•	Cashlink Bangladesh Ltd., incorporated in Bangladesh, of which 10% is owned by EFT Services Holding B.V.

•	ATX Middle East FZC, incorporated in the United Arab Emirates, of which 51% is owned by EFT Services Holding B.V.